EXHIBIT 10.5

LICENSE ASSIGNMENT APPROVAL AND CONSENT

THIS LICENSE ASSIGNMENT APPROVAL AND CONSENT (the “Consent”) is provided on this 5th day of March, 2015, by HDS International Corp., a Nevada corporation (“HDSI”, on its own behalf and on behalf of its wholly-owned subsidiary, HDS ENERGY AND ECOSYSTEMS NB, LTD, a Province of New Brunswick, Canada corporation ("HDS NB"), and by Hillwinds Energy Development Corp., a Connecticut corporation (“Licensor”).

RECITALS

WHEREAS, HDS NB and Licensor entered into that certain exclusive license agreement (the “License”) dated December 10, 2012; and

WHEREAS, HDS NB entered into that certain exclusivity agreement with the City of Saint John, NB, Canada on November 30, 2012 (the “Saint John Contract”), requiring utilization of certain technologies pursuant to the License; and

WHEREAS, HDSI is the parent of HDS NB, and HDS NB is a wholly-owned subsidiary of HDSI; and

WHEREAS, HDSI, on behalf of HDS NB, wishes to transfer, assign and convey all rights, title and interests in the License and the Saint John Contract to Hillwinds Ocean Energy, LLC, a Connecticut limited liability company (“HOEL”), for certain good and valuable consideration; and

WHEREAS, pursuant to the terms and conditions of the License and the Saint John Contract, before the rights, title and interest under the License and the Saint John Contract can be transferred, conveyed or assigned, HDSI and the Licensor must, among other things, provide their prior written approval and consent in writing to such a transfer, conveyance or assignment of the underlying rights, title and interests; and

WHEREAS, HDSI and Licensor wish to provide their written approval and consent to an assignment, transfer and conveyance to HOEL of HDSI’s and HDS NB’s rights, title and interests in the License and the Saint John Contract; and

WHEREAS, HDSI has authority to enter into this agreement on behalf of HDS NB.

NOW, THEREFORE, in consideration of the premises contained herein, Licensor and HDSI consent to the assignment, transfer and conveyance of any rights, title and interest in the License and the Saint John Contract, and any of rights and privileges thereunder, to HOEL; provided, however that such transaction is executed within 60 days of the date first written above.

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 IN WITNESS WHEREOF, HDSI and Licensor, intending to be legally bound hereby, has caused its duly authorized representative to execute this document as of the date first written above.

HDS INTERNATIONAL CORP.

By:	/s/ Tassos D. Recachinas
Name:	Tassos D. Recachinas
Title:	President

LICENSOR

HILLWINDS ENERGY DEVELOPMENT CORPORATION

By:	/s/ Tassos D. Recachinas
Name:	Tassos D. Recachinas
Title:	President